Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
INTANGIBLE ASSETS, NET [Abstract]
2019	$ 8,452
2020	6,526
2021	3,007
2022	1,101
2023	963
Thereafter	4,069
Total expected amortization expense	$ 24,118	$ 23,060